UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Growth & Income Fund

April 30, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 20, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Growth & Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of US companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry. The Adviser anticipates that the Fund’s portfolio normally will include approximately 60-90 companies. The Fund also invests in high-quality securities of non-US issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended April 30, 2011. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Large Cap Value Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

Class A shares of the Fund underperformed the benchmark during the six-month period, but outperformed for the 12-month period, before sales charges. The Fund outperformed its Lipper Average for both periods.

For the six-month period, security selection was weakest in the energy sector. Not owning various top-performing energy stocks, such as ConocoPhillips, Marathon Oil and Baker Hughes, also detracted, offsetting gains from ExxonMobil. Contributing was the Fund’s position in Lorillard, the tobacco firm that produces Newport cigarettes. Shares of Lorillard rallied sharply after a Food and Drug Administration advisory committee declined to advocate a ban on menthol in cigarettes. Fears that the committee would advocate such a ban had been depressing Lorillard’s share price as their Newport brand of cigarettes are menthol-flavored. UnitedHealth Group outperformed on growing evidence that 2010’s health care reform act and other regulations were not as detrimental to health management organization (HMO) earnings as investors had feared.

For the 12-month period, security selection was particularly strong and broad based. Corporate takeover bids for several holdings boosted returns. Qwest Communications, whose acquisition by CenturyLink was completed in 2011, was a top performer. The Fund’s avoidance of underperforming financial firms contributed to returns, as did active sector positioning. Underweighting financials and overweighting health care added to relative returns. However,

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	1

overweighting technology and underweighting materials detracted. Individual detractors included the Fund’s position in BP.

The Fund did not utilize leverage or derivatives during the six- or 12-month periods ended April 30, 2011.

Market Review and Investment Strategy

Despite strong recent returns, investors remain skeptical about the durability of the earnings recovery, yet tempted by equity valuations that appear far more interesting than those of fixed income. This increasing interest in equities seems to have been amplified by percolating inflation fear. Markets continue to be characterized by undifferentiated moves between stocks (high correlations) and violent shifts in risk preferences.

The Fund’s Relative Value Investment Team (the “Team”) continued to seek to take advantage of attractive valuations across a wide range of sectors. At the same time, the Team used its research to identify stocks which also offer lower volatility characteristics to help provide downside protection given current high levels of market volatility.

The Fund remained populated with stocks that adhere to a strong fundamental success philosophy, as its large exposures to industrials and technology stocks continued to be rewarded. The Team plans to maintain the Fund’s large underweight in financials. The Fund’s relative value investment process balances valuation with quality (fundamental business success) and momentum. This approach has historically worked well over time, but not in all environments. Thus, the Team is sticking with the Fund’s current disciplines. The Team’s conviction in the Fund’s current strategy is bolstered by research and experience showing that relative-value stocks have historically outperformed their value benchmark by wide margins after periods of strong deep-value leadership. The Fund currently has a modest tilt to cyclical sectors, with a large overweight in technology and more moderate overweights in industrials and consumer sectors, relative to the benchmark.

2	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund. The Russell 1000® Value Index represents the performance of 1000 large-cap value companies within the U.S. For the six- and 12-month periods ended April 30, 2011, the Lipper Large Cap Value Average consisted of 537 and 512 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Investing a substantial amount of assets in fewer economic sectors may be more volatile than more diversified strategies. Economic or market conditions affecting a particular sector could have a major impact on the portfolio’s value.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Growth & Income Fund*
Class A	17.06%	20.49%

Class B**	16.67%	19.74%

Class C	16.93%	19.61%

Advisor Class†	17.32%	20.75%

Class R†	17.17%	20.25%

Class K†	17.27%	20.34%

Class I†	17.61%	21.07%

Russell 1000 Value Index	17.29%	15.24%

Lipper Large Cap Value Average	16.48%	14.48%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended April 30, 2011, by 0.15% and 0.61%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	20.49%	15.23%
5 Years	1.11%	0.24%
10 Years	1.67%	1.24%

Class B Shares
1 Year	19.74%	15.74%
5 Years	0.33%	0.33%
10 Years(a)	1.02%	1.02%

Class C Shares
1 Year	19.61%	18.61%
5 Years	0.38%	0.38%
10 Years	0.91%	0.91%

Advisor Class Shares†
1 Year	20.75%	20.75%
5 Years	1.41%	1.41%
10 Years	1.93%	1.93%

Class R Shares†
1 Year	20.25%	20.25%
5 Years	0.91%	0.91%
Since Inception*	4.15%	4.15%

Class K Shares†
1 Year	20.34%	20.34%
5 Years	1.23%	1.23%
Since Inception*	2.25%	2.25%

Class I Shares†
1 Year	21.07%	21.07%
5 Years	1.55%	1.55%
Since Inception*	2.56%	2.56%

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratios as 1.16%, 1.98%, 1.91%, 0.88%, 1.39%, 1.09% and 0.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, K and I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class A Shares
1 Year	11.75%
5 Years	-0.03%
10 Years	1.70%

Class B Shares
1 Year	11.69%
5 Years	0.07%
10 Years(a)	1.50%

Class C Shares
1 Year	14.96%
5 Years	0.13%
10 Years	1.36%

Advisor Class Shares†
1 Year	17.09%
5 Years	1.15%
10 Years	2.40%

Class R Shares†
1 Year	16.56%
5 Years	0.65%
Since Inception*	3.81%

Class K Shares†
1 Year	16.66%
5 Year	0.97%
Since Inception*	1.81%

Class I Shares†
1 Year	17.38%
5 Year	1.29%
Since Inception*	2.13%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, K and I are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2010		Ending Account Value April 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,170.57	$1,019.04	$6.24	$5.81
Class B	$1,000	$1,000	$1,166.67	$1,015.08	$10.53	$9.79
Class C	$1,000	$1,000	$1,169.33	$1,015.37	$10.22	$9.49
Advisor Class	$1,000	$1,000	$1,173.23	$1,020.43	$4.74	$4.41
Class R	$1,000	$1,000	$1,171.70	$1,018.00	$7.38	$6.85
Class K	$1,000	$1,000	$1,172.73	$1,019.54	$5.71	$5.31
Class I	$1,000	$1,000	$1,176.12	$1,021.12	$3.99	$3.71
*	Expenses are equal to the classes’ annualized expense ratios of 1.16%, 1.96%, 1.90%, 0.88%, 1.37%, 1.06% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,573.5

TEN LARGEST HOLDINGS**

April 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Chevron Corp.	$61,680,384	3.9%
Lorillard, Inc.	59,856,302	3.8
JPMorgan Chase & Co.	58,139,465	3.7
UnitedHealth Group, Inc.	57,141,261	3.6
Amgen, Inc.	53,296,875	3.4
BP PLC (Sponsored ADR)	44,765,028	2.8
ExxonMobil Corp.	43,868,000	2.8
Comcast Corp. – Class A	43,389,152	2.8
ACE Ltd.	40,323,100	2.6
Microsoft Corp.	38,980,562	2.5
	$501,440,129	31.9%

*	All data are as of April 30, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

April 30, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.7%
Financials – 18.5%
Capital Markets – 3.8%
BlackRock, Inc. – Class A	64,034	$12,546,822
Franklin Resources, Inc.	91,300	11,788,656
Goldman Sachs Group, Inc. (The)	128,000	19,329,280
Northern Trust Corp.	115,140	5,755,849
State Street Corp.	214,070	9,964,958

		59,385,565

Commercial Banks – 1.3%
PNC Financial Services Group, Inc.	140,860	8,781,212
Wells Fargo & Co.	404,800	11,783,728

		20,564,940

Diversified Financial Services – 4.4%
IntercontinentalExchange, Inc.(a)	89,100	10,723,185
JPMorgan Chase & Co.	1,274,150	58,139,465

		68,862,650

Insurance – 9.0%
ACE Ltd.	599,600	40,323,100
Arch Capital Group Ltd.(a)	57,155	5,944,120
Axis Capital Holdings Ltd.	721,088	25,497,672
Loews Corp.	308,825	13,668,594
MetLife, Inc.	751,928	35,182,711
Travelers Cos., Inc. (The)	331,100	20,952,008

		141,568,205

		290,381,360

Health Care – 16.9%
Biotechnology – 5.7%
Amgen, Inc.(a)	937,500	53,296,875
Gilead Sciences, Inc.(a)	942,900	36,622,236

		89,919,111

Health Care Providers & Services – 5.9%
AmerisourceBergen Corp. – Class A	330,800	13,443,712
Cardinal Health, Inc.	142,635	6,231,723
HCA Holdings, Inc.(a)	507,355	16,641,244
UnitedHealth Group, Inc.	1,160,700	57,141,261

		93,457,940

Pharmaceuticals – 5.3%
Abbott Laboratories	213,100	11,089,724
Eli Lilly & Co.	304,400	11,265,844
Endo Pharmaceuticals Holdings, Inc.(a)	141,675	5,547,993
Forest Laboratories, Inc.(a)	403,379	13,376,048
Merck & Co., Inc.	455,820	16,386,729
Pfizer, Inc.	1,225,040	25,676,838

		83,343,176

		266,720,227

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 12.9%
Energy Equipment & Services – 1.5%
Helmerich & Payne, Inc.	187,000	$12,405,580
Oceaneering International, Inc.(a)	128,015	11,191,071

		23,596,651

Oil, Gas & Consumable Fuels – 11.4%
BP PLC (Sponsored ADR)(a)	970,200	44,765,028
Chevron Corp.	563,600	61,680,384
Devon Energy Corp.	169,100	15,388,100
Exxon Mobil Corp.	498,500	43,868,000
Occidental Petroleum Corp.	123,750	14,143,388

		179,844,900

		203,441,551

Information Technology – 12.2%
Computers & Peripherals – 2.2%
Apple, Inc.(a)	85,300	29,704,019
EMC Corp.(a)	202,150	5,728,931

		35,432,950

IT Services – 3.3%
Accenture PLC	243,268	13,897,901
Amdocs Ltd.(a)	305,000	9,378,750
International Business Machines Corp.	166,800	28,452,744

		51,729,395

Semiconductors & Semiconductor Equipment – 2.1%
Avago Technologies Ltd.	177,200	5,929,112
Intel Corp.	587,600	13,626,444
Marvell Technology Group Ltd.(a)	881,200	13,596,916

		33,152,472

Software – 4.6%
Activision Blizzard, Inc.	1,155,717	13,163,617
MICROS Systems, Inc.(a)	113,960	5,928,199
Microsoft Corp.	1,498,100	38,980,562
Oracle Corp.	392,400	14,146,020

		72,218,398

		192,533,215

Industrials – 11.7%
Aerospace & Defense – 3.5%
Honeywell International, Inc.	353,000	21,614,190
L-3 Communications Holdings, Inc.	74,350	5,962,127
Raytheon Co.	557,830	27,082,646

		54,658,963

Construction & Engineering – 0.7%
URS Corp.(a)	256,180	11,464,055

Electrical Equipment – 1.7%
AMETEK, Inc.	260,250	11,981,910
Emerson Electric Co.	152,500	9,265,900

10	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Hubbell, Inc. – Class B	79,700	$5,578,203

		26,826,013

Industrial Conglomerates – 2.4%
General Electric Co.	1,825,200	37,325,340

Machinery – 1.7%
Dover Corp.	321,500	21,874,860
Joy Global, Inc.	58,340	5,889,423

		27,764,283

Road & Rail – 1.7%
Norfolk Southern Corp.	351,064	26,217,459

		184,256,113

Consumer Discretionary – 9.9%
Household Durables – 0.5%
Harman International Industries, Inc.	155,000	7,522,150

Internet & Catalog Retail – 1.5%
Liberty Media Corp. – Interactive(a)	1,301,900	22,757,212

Leisure Equipment & Products – 0.5%
Mattel, Inc.	290,978	7,774,932

Media – 4.8%
Comcast Corp. – Class A	1,653,550	43,389,152
Interpublic Group of Cos., Inc. (The)	1,235,084	14,512,237
News Corp. – Class A	651,380	11,607,592
Time Warner, Inc.	173,133	6,554,815

		76,063,796

Multiline Retail – 1.1%
Kohl’s Corp.	163,400	8,612,814
Target Corp.	187,100	9,186,610

		17,799,424

Specialty Retail – 1.5%
Lowe’s Cos., Inc.	404,200	10,610,250
TJX Cos., Inc.	234,700	12,584,614

		23,194,864

		155,112,378

Consumer Staples – 8.2%
Food & Staples Retailing – 1.8%
Kroger Co. (The)	1,147,658	27,899,566

Food Products – 0.4%
ConAgra Foods, Inc.	242,185	5,921,423

Household Products – 0.6%
Kimberly-Clark Corp.	139,600	9,221,976

Tobacco – 5.4%
Lorillard, Inc.	562,031	59,856,302

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Philip Morris International, Inc.	372,600	$25,873,344

		85,729,646

		128,772,611

Telecommunication Services – 4.8%
Diversified Telecommunication Services – 4.8%
AT&T, Inc.	1,179,700	36,712,264
CenturyLink, Inc.	321,165	13,097,109
Verizon Communications, Inc.	679,000	25,652,620

		75,461,993

Utilities – 1.2%
Gas Utilities – 0.8%
Energen Corp.	204,800	13,314,048

Multi-Utilities – 0.4%
DTE Energy Co.	116,200	5,871,586

		19,185,634

Materials – 0.4%
Chemicals – 0.4%
Valspar Corp.	145,430	5,716,853

Total Common Stocks (cost $1,227,746,037)		1,521,581,935

SHORT-TERM INVESTMENTS – 4.2%
Investment Companies – 4.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(b) (cost $65,247,803)	65,247,803	65,247,803

Total Investments – 100.9% (cost $1,292,993,840)		1,586,829,738
Other assets less liabilities – (0.9)%		(13,376,965)

Net Assets – 100.0%		$1,573,452,773

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,227,746,037)	$1,521,581,935
Affiliated issuers (cost $65,247,803)	65,247,803
Receivable for investment securities sold	11,087,747
Receivable for capital stock sold	4,300,464
Dividends receivable	2,088,962

Total assets	1,604,306,911

Liabilities
Payable for investment securities purchased	21,749,319
Payable for capital stock redeemed	7,232,416
Advisory fee payable	725,158
Distribution fee payable	521,898
Transfer Agent fee payable	369,602
Administrative fee payable	45,756
Accrued expenses	209,989

Total liabilities	30,854,138

Net Assets	$1,573,452,773

Composition of Net Assets
Capital stock, at par	$4,288,637
Additional paid-in capital	1,750,257,582
Undistributed net investment income	6,057,937
Accumulated net realized loss on investment transactions	(480,987,281)
Net unrealized appreciation on investments	293,835,898

$1,573,452,773

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,196,760,178	325,930,612	$3.67	*

B	$85,160,879	23,405,555	$3.64

C	$197,711,942	54,039,232	$3.66

Advisor	$88,224,324	23,951,381	$3.68

R	$2,646,980	729,240	$3.63

K	$2,937,308	804,594	$3.65

I	$11,162	3,049	$3.66

*	The maximum offering price per share for Class A shares was $3.83 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$16,084,793
Affiliated issuers	25,690	$16,110,483

Expenses
Advisory fee (see Note B)	4,236,305
Distribution fee—Class A	1,634,205
Distribution fee—Class B	454,461
Distribution fee—Class C	962,400
Distribution fee—Class R	6,991
Distribution fee—Class K	4,023
Transfer agency—Class A	1,520,874
Transfer agency—Class B	155,703
Transfer agency—Class C	271,906
Transfer agency—Advisor Class	108,663
Transfer agency—Class R	3,635
Transfer agency—Class K	3,218
Transfer agency—Class I	296
Printing	197,834
Custodian	100,282
Registration fees	57,512
Administrative	43,680
Directors’ fees	25,662
Legal	25,298
Audit	20,020
Miscellaneous	27,664

Total expenses		9,860,632

Net investment income		6,249,851

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		105,854,302
Net change in unrealized appreciation/depreciation of investments		132,361,084

Net gain on investment transactions		238,215,386

Net Increase in Net Assets from Operations		$244,465,237

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010
Increase in Net Assets from Operations
Net investment income	$6,249,851	$12,543,293
Net realized gain on investment transactions	105,854,302	180,924,687
Net change in unrealized appreciation/depreciation of investments	132,361,084	27,788,653

Net increase in net assets from operations	244,465,237	221,256,633
Dividends to Shareholders from
Net investment income
Class A	(8,973,027)	(14,708,609)
Class B	– 0	–	(351,641)
Class C	– 0	–	(434,988)
Advisor Class	(857,019)	(1,209,355)
Class R	(19,662)	(24,044)
Class K	(36,478)	(51,674)
Class I	(18,115)	(36,619)
Capital Stock Transactions
Net decrease	(204,147,273)	(320,054,080)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	98,072	– 0	–

Total increase (decrease)	30,511,735	(115,614,377)
Net Assets
Beginning of period	1,542,941,038	1,658,555,415

End of period (including undistributed net investment income of $6,057,937 and $9,712,387, respectively)	$1,573,452,773	$1,542,941,038

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Growth and Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

16	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	17

Notes to Financial Statements

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2011:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks	$1,521,581,935		$	– 0	–	$	– 0	–	$1,521,581,935
Short-Term Investments	65,247,803			– 0	–		– 0	–	65,247,803

Total Investments in Securities	1,586,829,738			– 0	–		– 0	–	1,586,829,738
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,586,829,738		$	– 0	–	$	– 0	–	$1,586,829,738

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all

18	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2011, such fee amounted to $43,680.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $940,528 for the six months ended April 30, 2011.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	19

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,615 from the sale of Class A shares and received $7,023, $18,340 and $3,524 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2011 (000)	Dividend Income (000)
$ 27,050	$293,434	$255,236	$65,248	$26

Brokerage commissions paid on investment transactions for the six months ended April 30, 2011 amounted to $895,976, of which $385 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The Directors currently limit payments under the Class A plan to .28% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,763,268, $10,295,334, $168,334, and $56,422 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and

20	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$382,893,424		$624,502,037
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$305,784,089
Gross unrealized depreciation	(11,948,191)

Net unrealized appreciation	$293,835,898

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	21

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31, 2010	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31, 2010

Class A
Shares sold	6,741,820		15,925,878	$22,917,419		$47,189,880

Shares issued in reinvestment of dividends	2,368,418		4,325,201	7,792,096		12,759,344

Shares converted from Class B	4,356,048		24,619,643	15,041,643		72,525,579

Shares redeemed	(59,176,223)		(99,689,109)	(199,428,231)		(294,789,598)

Net decrease	(45,709,937)		(54,818,387)	$(153,677,073)		$(162,314,795)

Class B
Shares sold	608,411		1,248,794	$2,056,033		$3,717,416

Shares issued in reinvestment of dividends	– 0	–	111,949	– 0	–	329,129

Shares converted to Class A	(4,393,638)		(24,848,023)	(15,041,643)		(72,525,579)

Shares redeemed	(2,672,085)		(10,258,620)	(8,977,646)		(30,037,382)

Net decrease	(6,457,312)		(33,745,900)	$(21,963,256)		$(98,516,416)

Class C
Shares sold	679,831		1,141,270	$2,289,607		$3,386,254

Shares issued in reinvestment of dividends	– 0	–	129,398	– 0	–	381,723

Shares redeemed	(6,765,549)		(16,224,480)	(22,887,076)		(47,709,117)

Net decrease	(6,085,718)		(14,953,812)	$(20,597,469)		$(43,941,140)

Advisor Class
Shares sold	1,285,248		4,088,476	$4,380,028		$11,887,752

Shares issued in reinvestment of dividends	246,428		392,342	810,750		1,161,332

Shares redeemed	(2,765,954)		(9,343,031)	(9,363,054)		(27,564,282)

Net decrease	(1,234,278)		(4,862,213)	$(4,172,276)		$(14,515,198)

22	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010

Class R
Shares sold	203,133	305,308	$681,003	$883,141

Shares issued in reinvestment of dividends	6,032	8,206	19,603	24,044

Shares redeemed	(303,194)	(265,875)	(1,050,419)	(789,182)

Net increase (decrease)	(94,029)	47,639	$(349,813)	$118,003

Class K
Shares sold	68,966	272,605	$233,733	$812,944

Shares issued in reinvestment of dividends	11,155	17,576	36,477	51,674

Shares redeemed	(665,028)	(282,356)	(2,166,409)	(817,912)

Net increase (decrease)	(584,907)	7,825	$(1,896,199)	$46,706

Class I
Shares sold	9,902	68,128	$32,183	$200,729

Shares issued in reinvestment of dividends	5,540	12,455	18,115	36,619

Shares redeemed	(470,191)	(395,971)	(1,541,485)	(1,168,588)

Net decrease	(454,749)	(315,388)	$(1,491,187)	$(931,240)

For the six months ended April 30, 2011, the Fund received $98,072 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	23

Notes to Financial Statements

Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$16,816,930	$27,071,752

Total taxable distributions	$16,816,930	$27,071,752

24	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,712,387
Accumulated capital and other losses	(574,989,644	)(a)
Unrealized appreciation/(depreciation)	149,622,875	(b)

Total accumulated earnings/(deficit)	$(415,654,382)

(a)

On October 31, 2010, the Fund had a net capital loss carryforward of $574,989,644 of which $146,221,304 expires in the year 2016, and $428,768,340 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the current fiscal year the Fund utilized $152,515,156 of capital loss carryforwards to offset net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 3.16		$ 2.78		$ 2.49		$ 4.82	$ 4.31		$ 3.73

Income From Investment Operations
Net investment income(a)	.02		.03		.03		.04	.05		.04
Net realized and unrealized gain (loss) on investment transactions	.52		.39		.31		(1.92)	.47		.57
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.04		– 0	–

Net increase (decrease) in net asset value from operations	.54		.42		.34		(1.88)	.56		.61

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(.04)		(.05)		(.05)	(.05)		(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.40)	– 0	–	– 0	–

Total dividends and distributions	(.03)		(.04)		(.05)		(.45)	(.05)		(.03)

Net asset value, end of period	$ 3.67		$ 3.16		$ 2.78		$ 2.49	$ 4.82		$ 4.31

Total Return
Total investment return based on net asset value(c)	17.06	%*	15.02	%*	13.99	%*	(42.92)%*	13.10	%*	16.47%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,197		$1,173		$1,186		$1,180	$2,471		$2,412
Ratio to average net assets of:
Expenses	1.16	%(d)	1.16	%(e)	1.18%		1.04%	.95	%(e)	1.00	%(e)
Net investment income	.94	%(d)	.92	%(e)	1.14%		1.09%	1.11	%(e)	.99	%(e)
Portfolio turnover rate	25%		73%		123%		183%	59%		56%

See footnote summary on page 33.

26	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 3.12		$ 2.74		$ 2.43		$ 4.71	$ 4.21		$ 3.65

Income From Investment Operations
Net investment income(a)	.00	(b)	.00	(b)	.01		.01	.02		.01
Net realized and unrealized gain (loss) on investment transactions	.52		.39		.31		(1.88)	.45		.56
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.04		– 0	–

Net increase (decrease) in net asset value from operations	.52		.39		.32		(1.87)	.51		.57

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)		(.01)		(.01)	(.01)		(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.40)	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.01)		(.01)		(.41)	(.01)		(.01)

Net asset value, end of period	$ 3.64		$ 3.12		$ 2.74		$ 2.43	$ 4.71		$ 4.21

Total Return
Total investment return based on net asset value(c)	16.67	%*	14.10	%*	13.25	%*	(43.47)%*	12.18	%*	15.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,161		$93,065		$174,272		$321,375	$966,408		$1,356,534
Ratio to average net assets of:
Expenses	1.96	%(d)	1.98	%(e)	2.02%		1.81%	1.71	%(e)	1.76	%(e)
Net investment income	.13	%(d)	.15	%(e)	.39%		.32%	.37	%(e)	.24	%(e)
Portfolio turnover rate	25%		73%		123%		183%	59%		56%

See footnote summary on page 33.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 3.13		$ 2.75		$ 2.44		$ 4.72	$ 4.22		$ 3.66

Income From Investment Operations
Net investment income(a)	.00	(b)	.01		.01		.01	.02		.01
Net realized and unrealized gain (loss) on investment transactions	.53		.38		.31		(1.88)	.45		.56
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.04		– 0	–

Net increase (decrease) in net asset value from operations	.53		.39		.32		(1.87)	.51		.57

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)		(.01)		(.01)	(.01)		(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.40)	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.01)		(.01)		(.41)	(.01)		(.01)

Net asset value, end of period	$ 3.66		$ 3.13		$ 2.75		$ 2.44	$ 4.72		$ 4.22

Total Return
Total investment return based on net asset value(c)	16.93	%*	14.05	%*	13.19	%*	(43.37)%*	12.16	%*	15.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$197,712		$188,360		$206,651		$235,302	$532,597		$575,678
Ratio to average net assets of:
Expenses	1.90	%(d)	1.91	%(e)	1.94%		1.77%	1.69	%(e)	1.74	%(e)
Net investment income	.19	%(d)	.18	%(e)	.41%		.35%	.38	%(e)	.26	%(e)
Portfolio turnover rate	25%		73%		123%		183%	59%		56%

See footnote summary on page 33.

28	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 3.17		$ 2.79		$ 2.51		$ 4.85	$ 4.33		$ 3.75

Income From Investment Operations
Net investment income(a)	.02		.04		.04		.05	.06		.05
Net realized and unrealized gain (loss) on investment transactions	.53		.38		.30		(1.93)	.48		.57
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.04		– 0	–

Net increase (decrease) in net asset value from operations	.55		.42		.34		(1.88)	.58		.62

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.04)		(.06)		(.06)	(.06)		(.04)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.40)	– 0	–	– 0	–

Total dividends and distributions	(.04)		(.04)		(.06)		(.46)	(.06)		(.04)

Net asset value, end of period	$ 3.68		$ 3.17		$ 2.79		$ 2.51	$ 4.85		$ 4.33

Total Return
Total investment return based on net asset value(c)	17.32	%*	15.23	%*	14.02	%*	(42.69)%*	13.54	%*	16.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,224		$79,873		$83,924		$97,668	$178,669		$196,601
Ratio to average net assets of:
Expenses	.88	%(d)	.88	%(e)	.91%		.76%	.67	%(e)	.74	%(e)
Net investment income	1.21	%(d)	1.20	%(e)	1.44%		1.38%	1.39	%(e)	1.28	%(e)
Portfolio turnover rate	25%		73%		123%		183%	59%		56%

See footnote summary on page 33.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 3.12		$ 2.75		$ 2.47		$ 4.77	$ 4.27		$ 3.72

Income From Investment Operations
Net investment income(a)	.01		.02		.02		.03	.04		.03
Net realized and unrealized gain (loss) on investment transactions	.52		.38		.31		(1.90)	.47		.56
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.04		– 0	–

Net increase (decrease) in net asset value from operations	.53		.40		.33		(1.87)	.55		.59

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.03)		(.05)		(.03)	(.05)		(.04)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.40)	– 0	–	– 0	–

Total dividends and distributions	(.02)		(.03)		(.05)		(.43)	(.05)		(.04)

Net asset value, end of period	$ 3.63		$ 3.12		$ 2.75		$ 2.47	$ 4.77		$ 4.27

Total Return
Total investment return based on net asset value(c)	17.17	%*	14.69	%*	13.50	%*	(42.99)%*	12.98	%*	16.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,647		$2,569		$2,135		$1,848	$2,696		$3,682
Ratio to average net assets of:
Expenses(e)	1.37	%(d)	1.39	%(e)	1.35%		1.24%	1.27	%(e)	1.29	%(e)
Net investment income	.73	%(d)	.67	%(e)	.95%		.87%	.80	%(e)	.68	%(e)
Portfolio turnover rate	25%		73%		123%		183%	59%		56%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 3.14		$ 2.77		$ 2.48		$ 4.82	$ 4.31		$ 3.74

Income From Investment Operations
Net investment income(a)	.02		.03		.03		.04	.04		.04
Net realized and unrealized gain (loss) on investment transactions	.52		.38		.31		(1.91)	.50		.57
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.04		– 0	–

Net increase (decrease) in net asset value from operations	.54		.41		.34		(1.87)	.58		.61

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(.04)		(.05)		(.07)	(.07)		(.04)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.40)	– 0	–	– 0	–

Total dividends and distributions	(.03)		(.04)		(.05)		(.47)	(.07)		(.04)

Net asset value, end of period	$ 3.65		$ 3.14		$ 2.77		$ 2.48	$ 4.82		$ 4.31

Total Return
Total investment return based on net asset value(c)	17.27	%*	14.86	%*	14.16	%*	(42.93)%*	13.56	%*	16.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,937		$4,365		$3,825		$3,606	$6,705		$102
Ratio to average net assets of:
Expenses	1.06	%(d)	1.09	%(e)	1.04%		1.02%	.88	%(e)	.96	%(e)
Net investment income	1.06	%(d)	.97	%(e)	1.28%		1.11%	.91	%(e)	1.02	%(e)
Portfolio turnover rate	25%		73%		123%		183%	59%		56%

See footnote summary on page 33.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 3.15		$ 2.78		$ 2.49		$ 4.83	$ 4.32		$ 3.74

Income From Investment Operations
Net investment income(a)	.03		.04		.04		.05	.06		.05
Net realized and unrealized gain (loss) on investment transactions	.52		.38		.32		(1.92)	.48		.58
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.04		– 0	–

Net increase (decrease) in net asset value from operations	.55		.42		.36		(1.87)	.58		.63

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.05)		(.07)		(.07)	(.07)		(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.40)	– 0	–	– 0	–

Total dividends and distributions	(.04)		(.05)		(.07)		(.47)	(.07)		(.05)

Net asset value, end of period	$ 3.66		$ 3.15		$ 2.78		$ 2.49	$ 4.83		$ 4.32

Total Return
Total investment return based on net asset value(c)	17.61	%*	15.16	%*	14.84	%*	(42.82)%*	13.58	%*	16.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11		$1,444		$2,146		$1,629	$962		$574
Ratio to average net assets of:
Expenses	.74	%(d)	.75	%(e)	.71%		.68%	.62	%(e)	.67	%(e)
Net investment income	1.65	%(d)	1.40	%(e)	1.57%		1.42%	1.41	%(e)	1.27	%(e)
Portfolio turnover rate	25%		73%		123%		183%	59%		56%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended April 30, 2011 and years ended October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007 by 0.15%, 0.84%, 1.93% , 0.06% and 0.78%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	33

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Growth and Income Fund (the “Fund”) was held on November 5, 2010, and adjourned until December 16, 2010 and January 5, 2011. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors, and the fifth item of business, changes to the fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. With respect to the fourth item of business, to amend and restate the charter of the Fund, an insufficient number of required outstanding shares were voted in favor of the proposal and, therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	266,230,540	16,256,230
Michael J. Downey	266,505,281	15,981,490
William H. Foulk, Jr.	265,818,189	16,668,581
D. James Guzy	266,361,646	16,125,124
Nancy P. Jacklin	266,443,608	16,043,163
Robert M. Keith	266,652,264	15,834,506
Garry L. Moody	266,743,859	15,742,912
Marshall C. Turner, Jr.	266,378,042	16,108,729
Earl D. Weiner	266,295,436	16,191,334

	Voted For	Voted Against	Abstained	Broker Non-Votes
4. Approve the amendment and restatement of the Fund’s Charter, which would repeal in its entirety all currently existing charter provisions and substitute in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Proxy Statement as Appendix C.	214,370,836	12,701,263	16,317,935	49,960,058

5. Approve the Amendment of the Fund’s fundamental policy regarding commodities.	200,626,405	13,106,910	15,563,239	53,190,217

34	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Custodian and Accounting Agent

State Street Bank and Trust

Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	35

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Growth & Income Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

36	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,555.3	Growth & Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $94,575 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the Fund’s most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Growth & Income Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.88 1.16 1.98 1.91 1.39 1.09 0.75	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	37

institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is the Fund’s advisory fee and what would have

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

38	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on March 31, 2011 net assets:5

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Growth & Income Fund, Inc.	$1,555.3	Relative Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.268%	0.550%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a substantially similar investment style as the Fund. The following table shows the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.6 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Growth & Income Fund, Inc.	Growth & Income Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is the Funds’ advisory fee and what would have been the

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	39

effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2011 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Growth & Income Fund, Inc.	Client #1	0.30% on 1st $1 billion 0.25% on next $500 million 0.20% thereafter	0.280%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.9

7	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

40	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[10]	Lipper Exp. Group Median	Rank
Growth & Income Fund, Inc.	0.550	0.675	5/13

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Fund, Inc.	1.159	1.159	7/13	1.293	23/84

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

10	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	41

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $11,589, $6,618,286 and $77,931 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the

42	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Fund’s most recently completed fiscal year, ABIS received $2,313,733 in fees from the Fund.13

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated

13	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	43

the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2011.20

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	20.27	19.79	19.60	6/13	37/88
3 year	-1.28	0.34	0.55	12/13	69/83
5 year	0.83	1.97	1.81	9/11	56/77
10 year	1.59	3.78	3.60	7/8	47/51

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

19	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

44	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Fund, Inc.	20.27	-1.28	0.83	1.59	9.88	16.77	0.05	10
Russell 1000 Value Index	22.16	-1.17	1.57	4.12	N/A	16.28	0.19	10
Inception Date: July 1, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

23	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

46	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	47

NOTES

48	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

NOTES

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	49

NOTES

50	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

NOTES

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	51

NOTES

52	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

ALLIANCEBERNSTEIN GROWTH & INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GI-0152-0411

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Growth and Income Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2011

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2011